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                                                                   Exhibit 10.15

                     INSTRUMENT OF ASSUMPTION OF LIABILITIES

      This Instrument of Assumption of Liabilities dated as of May 18, 1998, is made by Intrinsix Corp., a Massachusetts corporation (the "Buyer"), in favor of Prism Acoustics, Inc. (d/b/a The VHDL Technology Group), a Delaware corporation (the "Seller"). All capitalized words and terms used in this Instrument of Assumption of Liabilities and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement dated as of May 18, 1998 among the Seller, William D. Billowitch, the sole stockholder of Seller (the "Stockholder") and the Buyer (the "Agreement").

      WHEREAS, pursuant to the Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Buyer substantially all of the assets and business of the Seller;

      WHEREAS, in partial consideration therefor, the Agreement requires the Buyer to assume certain of the liabilities of the Seller;

      NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer hereby agrees as follows:

      1. The Buyer hereby assumes and agrees to perform, pay and discharge the Assumed Liabilities specifically set forth in Schedule 1.4 attached to the Agreement, which Schedule 1.4 is incorporated by reference herein.

      2. Notwithstanding the foregoing, the Buyer does not hereby assume or agree to perform, pay or discharge, and the Seller and Stockholder shall remain unconditionally liable for, from and after the date hereof, all of the Retained Liabilities.

      3. Nothing contained herein shall require the Buyer to perform, pay or discharge any liability, obligation or commitment expressly assumed by the Buyer herein so long as the Buyer in good faith contests or causes to be contested the amount or validity thereof.

      4. Nothing herein shall be deemed to deprive the Buyer of any defenses, set-offs or counterclaims which the Seller or Stockholder may have had or which the Buyer shall have with respect to any of the Assumed Liabilities (the "Defenses and Claims"). The Seller and Stockholder hereby transfer, convey and assign to the Buyer all Defenses and Claims and agree to cooperate with the Buyer to maintain, secure, perfect and enforce such Defenses and Claims, including the signing of any documents, the giving of any testimony or the taking of any such other action as is reasonably requested by the Buyer in connection with such Defenses and Claims.

      5. It is expressly understood and agreed that all Retained Liabilities shall remain, as between the Buyer on the one hand and the Seller and Stockholder on the other hand, the sole obligation of the Seller and Stockholder and their respective successors and assigns.
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      6. The Buyer, by its execution of this Instrument of Assumption of
Liabilities, and the Seller and Stockholder, by their acceptance of this Instrument of Assumption of Liabilities, each hereby acknowledges and agrees that neither the representations and warranties nor the rights and remedies of any Party under the Agreement shall be deemed to be enlarged, modified or altered in any way by such execution and acceptance of this instrument.

      IN WITNESS WHEREOF, the Buyer, the Seller and the Stockholder have caused this instrument to be duly executed under seal as of and on the date first above written.

                                     BUYER:

                                     INTRINSIX CORP.


                                     By: /s/ Jim Gobes
                                         -------------------------
                                         James A. Gobes

                                     Title: President

Agreed and Accepted:

SELLER:

PRISM ACOUSTICS, INC.

By: /s/ William D. Billowitch
    ----------------------------
    William D. Billowitch

Title: President

STOCKHOLDER:

/s/ William D. Billowitch
---------------------------------
William D. Billowitch


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